REVENUES (Tables)	12 Months Ended
Mar. 31, 2025
REVENUES [Abstract]
Balance of Accounts Receivables-Trade Net, Contract Assets, and Contract Liabilities
The following table provides a disaggregation of our balance in accounts receivable—trade, net and March 31,2025 (in thousands):

	March 31, 2025	March 31, 2024
Accounts receivable	$507,052	$634,934
Contract assets	13,775	11,795
Allowance for credit losses	(3,902)	(2,549)
Total accounts receivable—trade, net	$516,925	$644,180

Remaining Performance Obligations
The following table includes revenue expected to be recognized in the future related to performance obligations, primarily non-cancelable contracts for ePlus managed services, that are unsatisfied or partially unsatisfied at the end of the reporting period (in thousands):

Year ending March 31, 2026	$93,331
2027	44,262
2028	22,093
2029	12,142
2030 and thereafter	3,108
Total remaining performance obligations	$174,936